Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the three month periods ended June 30,		For the six month periods ended June 30,
	2013	2012	2013	2012
	(unaudited; in millions, except per unit amounts)
Operating revenue	$1,672.7	$1,551.1	$3,365.7	$3,370.6

Operating expenses:
Cost of natural gas	1,115.5	975.2	2,306.9	2,272.1
Environmental costs, net of recoveries	5.2	22.7	183.7	25.9
Operating and administrative	218.0	206.2	412.9	403.1
Power	29.2	37.4	62.8	78.6
Depreciation and amortization	95.8	86.1	188.0	169.7

	1,463.7	1,327.6	3,154.3	2,949.4

Operating income	209.0	223.5	211.4	421.2
Interest expense	79.5	81.8	155.9	165.4
Other income (expense)	0.3	(0.3)	0.6	(0.3)
Allowance for equity used during construction	8.1	—	15.9	—

Income before income tax expense	137.9	141.4	72.0	255.5
Income tax expense	14.2	1.7	16.0	3.8

Net income	123.7	139.7	56.0	251.7
Less: Net income attributable to
Noncontrolling interest	18.4	15.1	34.0	28.1
Series 1 preferred unit distributions	13.1	—	13.1	—
Accretion of discount on Series 1 preferred units	2.3	—	2.3	—

Net income attributable to general and limited partner ownership interest in Enbridge Energy Partners, L.P.	$89.9	$124.6	$6.6	$223.6

Net income (loss) allocable to limited partner interests	$56.7	$93.7	$(56.2)	$165.4

Net income (loss) per limited partner unit (basic)	$0.18	$0.33	$(0.18)	$0.58

Weighted average limited partner units outstanding (basic)	314.8	285.4	311.0	285.1

Net income (loss) per limited partner unit (diluted)	$0.18	$0.33	$(0.18)	$0.58

Weighted average limited partner units outstanding (diluted)	314.8	285.4	311.0	285.1

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the six month
	period ended June 30,
	2013	2012
	(unaudited; in millions)
Cash provided by operating activities:
Net income	$56.0	$251.7
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	188.0	169.7
Derivative fair value net gains	(22.3)	(44.9)
Inventory market price adjustments	2.5	9.6
Environmental costs, net of recoveries	179.7	17.5
Deferred income taxes	13.2	—
State income taxes	7.4	—
Allowance for equity used during construction	(15.9)	—
Other	7.3	7.2
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	60.1	(10.4)
Due from General Partner and affiliates	4.5	(11.9)
Accrued receivables	276.3	160.4
Inventory	(95.1)	(3.4)
Current and long-term other assets	(19.1)	(3.7)
Due to General Partner and affiliates	18.4	6.5
Accounts payable and other	(40.3)	31.1
Environmental liabilities	(32.7)	(27.2)
Accrued purchases	(95.3)	(180.8)
Interest payable	4.1	—
Property and other taxes payable	(14.0)	(14.9)
Settlement of interest rate derivatives	(5.3)	—

Net cash provided by operating activities	477.5	356.5

Cash used in investing activities:
Additions to property, plant and equipment	(867.1)	(651.7)
Changes in construction payables	7.4	27.7
Changes in restricted cash	(3.4)	—
Investment in joint venture	(126.7)	(37.9)
Other	(4.0)	4.6

Net cash used in investing activities	(993.8)	(657.3)

Cash provided by financing activities:
Net proceeds from Series 1 preferred unit issuance	1,200.0	—
Net proceeds from i-unit issuances	278.7	—
Distributions to partners	(353.3)	(318.8)
Repayments to General Partner	(6.0)	(6.0)
Repayments of long-term debt	(200.0)	—
Net commercial paper borrowings (repayments)	(724.7)	395.0
Contribution from noncontrolling interest	149.7	31.1
Distributions to noncontrolling interest	(28.7)	(32.6)

Net cash provided by financing activities	315.7	68.7

Net decrease in cash and cash equivalents	(200.6)	(232.1)
Cash and cash equivalents at beginning of year	227.9	422.9

Cash and cash equivalents at end of period	$27.3	$190.8

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	June 30,	December 31,
	2013	2012
	(unaudited, in millions)
ASSETS
Current assets:
Cash and cash equivalents	$27.3	$227.9
Restricted cash	3.4	—
Receivables, trade and other, net of allowance for doubtful accounts of $1.7 million in 2013 and $1.9 million in 2012	124.3	142.4
Due from General Partner and affiliates	23.2	27.2
Accrued receivables	293.4	569.7
Inventory	160.1	72.7
Other current assets	77.4	48.0

	709.1	1,087.9
Property, plant and equipment, net	11,633.6	10,937.6
Goodwill	246.7	246.7
Intangibles, net	256.6	257.2
Other assets, net	455.0	267.4

	$13,301.0	$12,796.8

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Due to General Partner and affiliates	$76.1	$43.5
Accounts payable and other	482.3	646.0
Environmental liabilities	280.2	108.0
Accrued purchases	388.8	484.1
Interest payable	67.8	69.0
Property and other taxes payable	57.4	71.4
Note payable to General Partner	12.0	12.0
Current maturities of long-term debt	—	200.0

	1,364.6	1,634.0
Long-term debt	4,777.1	5,501.7
Loans from General Partner and affiliate	312.0	318.0
Deferred income tax liability	16.3	3.0
Other long-term liabilities	102.1	92.2

Total liabilities	6,572.1	7,548.9

Commitments and contingencies
Partners’ capital:
Series 1 preferred units (48,000,000 at June 30, 2013)	1,154.6	—
Class A common units (254,208,428 at June 30, 2013 and December 31, 2012)	3,307.9	3,590.2
Class B common units (7,825,500 at June 30, 2013 and December 31, 2012)	75.3	83.9
i-units (53,246,925 and 41,198,424 at June 30, 2013 and December 31, 2012, respectively)	1,070.1	801.8
General Partner	301.3	299.0
Accumulated other comprehensive income (loss)	(128.8)	(320.5)

Total Enbridge Energy Partners, L.P. partners’ capital	5,780.4	4,454.4
Noncontrolling interest	948.5	793.5

Total partners’ capital	6,728.9	5,247.9

	$13,301.0	$12,796.8

NET INCOME PER LIMITED PARTNER UNIT

We allocate our net income among our Series 1 Preferred Units, or Preferred Units, our General Partner, or Enbridge Energy Company, Inc., and our limited partners using first preferred unit distributions and then the two-class method in accordance with applicable authoritative accounting guidance. Under the two-class method, we allocate our net income, after noncontrolling interest and preferred unit distributions, including any incentive distribution rights embedded in the general partner interest, to our General Partner and our limited partners according to the distribution formula for available cash as set forth in our partnership agreement. We also allocate any earnings in excess of distributions to our General Partner and limited partners utilizing the distribution formula for available cash specified in our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and limited partners, after Preferred Unit allocations, based on their sharing of losses of 2% and 98%, respectively, as set forth in our partnership agreement as follows:

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.295	2%	98%
First Target Distribution	> $0.295 to $0.35	15%	85%
Second Target Distribution	> $0.35 to $0.495	25%	75%
Over Second Target Distribution	In excess of $0.495	50%	50%

We determined basic and diluted net income per limited partner unit as follows:

	For the three month period ended June 30,		For the six month period ended June 30,
	2013	2012	2013	2012
	(in millions, except per unit amounts)
Net income	$123.7	$139.7	$56.0	$251.7
Less: Net income attributable to:
Noncontrolling interest	(18.4)	(15.1)	(34.0)	(28.1)
Series 1 preferred unit distributions	(13.1)	—	(13.1)	—
Accretion of discount on Series 1 preferred units	(2.3)	—	(2.3)	—

Net income attributable to general and limited partner interests in Enbridge Energy Partners, L.P.	89.9	124.6	6.6	223.6
Less distributions paid:
Incentive distributions to our General Partner	(32.0)	(28.9)	(63.9)	(54.8)
Distributed earnings allocated to our General Partner	(3.5)	(3.3)	(7.0)	(6.3)

Total distributed earnings to our General Partner	(35.5)	(32.2)	(70.9)	(61.1)
Total distributed earnings to our limited partners	(171.3)	(155.3)	(342.1)	(307.1)

Total distributed earnings	(206.8)	(187.5)	(413.0)	(368.2)

Overdistributed earnings	$(116.9)	$(62.9)	$(406.4)	$(144.6)

Weighted average limited partner units outstanding	314.8	285.4	311.0	285.1

Basic and diluted earnings per unit:
Distributed earnings per limited partner unit (1)	$0.54	$0.54	$1.10	$1.08
Overdistributed earnings per limited partner unit (2)	(0.36)	(0.21)	(1.28)	(0.50)

Net income (loss) per limited partner unit (basic and diluted) (3)	$0.18	$0.33	$(0.18)	$0.58

(1)	Represents the total distributed earnings to limited partners divided by the weighted average number of limited partner interests outstanding for the period.
(2)

Represents the limited partners’ share (98%) of distributions in excess of earnings divided by the weighted average number of limited partner interests outstanding for the period and underdistributed earnings allocated to the limited partners based on the distribution waterfall that is outlined in our partnership agreement.

(3)	For the three and six month periods ended June 30, 2013, 43,201,310 anti-dilutive Preferred Units were excluded from the if-converted method of calculating diluted earnings per unit.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker, collectively comprised of our senior management, in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into three distinct operating segments: Liquids, Natural Gas, and Marketing.

The following tables present certain financial information relating to our business segments and corporate activities:

	For the three month period ended June 30, 2013
	Liquids	Natural Gas	Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$366.3	$1,138.9	$485.7	$—	$1,990.9
Less: Intersegment revenue	—	309.7	8.5	—	318.2

Operating revenue	366.3	829.2	477.2	—	1,672.7
Cost of natural gas	—	640.9	474.6	—	1,115.5
Environmental costs, net of recoveries	5.2	—	—	—	5.2
Operating and administrative	98.4	115.1	1.3	3.2	218.0
Power	29.2	—	—	—	29.2
Depreciation and amortization	60.4	35.4	—	—	95.8

	193.2	791.4	475.9	3.2	1,463.7
Operating income (loss)	173.1	37.8	1.3	(3.2)	209.0
Interest expense	—	—	—	79.5	79.5
Other income	—	—	—	0.3	0.3
Allowance for equity used during construction	—	—	—	8.1	8.1

Income (loss) from continuing operations before income tax expense	173.1	37.8	1.3	(74.3)	137.9
Income tax expense	—	—	—	14.2	14.2

Net income (loss)	173.1	37.8	1.3	(88.5)	123.7
Less: Net income attributable to:
Noncontrolling interest	—	—	—	18.4	18.4
Series 1 preferred unit distributions	—	—	—	13.1	13.1
Accretion of discount on Series 1 preferred units	—	—	—	2.3	2.3

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$173.1	$37.8	$1.3	$(122.3)	$89.9

(1)

Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

	For the three month period ended June 30, 2012
	Liquids	Natural Gas	Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$363.5	$1,098.8	$286.8	$—	$1,749.1
Less: Intersegment revenue	0.9	192.3	4.8	—	198.0

Operating revenue	362.6	906.5	282.0	—	1,551.1
Cost of natural gas	—	691.7	283.5	—	975.2
Environmental costs, net of recoveries	22.7	—	—	—	22.7
Operating and administrative	93.5	110.6	1.6	0.5	206.2
Power	37.4	—	—	—	37.4
Depreciation and amortization	52.4	33.7	—	—	86.1

	206.0	836.0	285.1	0.5	1,327.6
Operating income (loss)	156.6	70.5	(3.1)	(0.5)	223.5
Interest expense	—	—	—	81.8	81.8
Other expense	—	—	—	(0.3)	(0.3)

Income (loss) from continuing operations before income tax expense	156.6	70.5	(3.1)	(82.6)	141.4
Income tax expense	—	—	—	1.7	1.7

Net income (loss)	156.6	70.5	(3.1)	(84.3)	139.7
Less: Net income attributable to the noncontrolling interest	—	—	—	15.1	15.1

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$156.6	$70.5	$(3.1)	$(99.4)	$124.6

(1)

Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

	As of and for the six month period ended June 30, 2013
	Liquids	Natural Gas	Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$699.2	$2,353.3	$893.5	$—	$3,946.0
Less: Intersegment revenue	—	558.4	21.9	—	580.3

Operating revenue	699.2	1,794.9	871.6	—	3,365.7
Cost of natural gas	—	1,436.8	870.1	—	2,306.9
Environmental costs, net of recoveries	183.7	—	—	—	183.7
Operating and administrative	185.1	221.6	2.6	3.6	412.9
Power	62.8	—	—	—	62.8
Depreciation and amortization	117.2	70.8	—	—	188.0

	548.8	1,729.2	872.7	3.6	3,154.3
Operating income (loss)	150.4	65.7	(1.1)	(3.6)	211.4
Interest expense	—	—	—	155.9	155.9
Other income	—	—	—	0.6	0.6
Allowance for equity used during construction	—	—	—	15.9	15.9

Income (loss) from continuing operations before income tax expense	150.4	65.7	(1.1)	(143.0)	72.0
Income tax expense	—	—	—	16.0	16.0

Net income (loss)	150.4	65.7	(1.1)	(159.0)	56.0
Less: Net income attributable to:
Noncontrolling interest	—	—	—	34.0	34.0
Series 1 preferred unit distributions	—	—	—	13.1	13.1
Accretion of discount on Series 1 preferred units	—	—	—	2.3	2.3

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$150.4	$65.7	$(1.1)	$(208.4)	$6.6

Total assets (2)	$7,811.0	$5,266.5	$63.9	$159.6	$13,301.0

Capital expenditures (excluding acquisitions)	$733.4	$125.1	$—	$8.6	$867.1

(1)

Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

(2)	Totals assets for our Natural Gas Segment includes our long term equity investment in the Texas Express NGL system.

	As of and for the six month period ended June 30, 2012
	Liquids	Natural Gas	Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$686.1	$2,486.3	$623.2	$—	$3,795.6
Less: Intersegment revenue	1.2	410.6	13.2	—	425.0

Operating revenue	684.9	2,075.7	610.0	—	3,370.6
Cost of natural gas	—	1,657.3	614.8	—	2,272.1
Environmental costs, net of recoveries	25.9	—	—	—	25.9
Operating and administrative	170.7	228.2	3.3	0.9	403.1
Power	78.6	—	—	—	78.6
Depreciation and amortization	102.9	66.8	—	—	169.7

	378.1	1,952.3	618.1	0.9	2,949.4
Operating income (loss)	306.8	123.4	(8.1)	(0.9)	421.2
Interest expense	—	—	—	165.4	165.4
Other expense	—	—	—	(0.3)	(0.3)

Income (loss) from continuing operations before income tax expense	306.8	123.4	(8.1)	(166.6)	255.5
Income tax expense	—	—	—	3.8	3.8

Net income (loss)	306.8	123.4	(8.1)	(170.4)	251.7
Less: Net income attributable to the noncontrolling interest	—	—	—	28.1	28.1

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$306.8	$123.4	$(8.1)	$(198.5)	$223.6

Total assets (2)	$6,474.4	$4,791.9	$135.1	$134.8	$11,536.2

Capital expenditures (excluding acquisitions)	$423.2	$221.0	$—	$7.5	$651.7

(1)

Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

(2)

For comparability purposes, we have made reclassifications of approximately $48.6 million out of Total Corporate assets into Total Natural Gas assets for the June 30, 2012 balances. The reclassification represents our long term equity investment in the Texas Express NGL system as of June 30, 2012.